Separation of the Wireless and Wireline Companies Exhibit 99.2

Use of Non-GAAP Financial Measures
Included in this presentation are certain non-GAAP financial measures that are not determined in accordance with US generally accepted accounting principles.  These financial performance measures are not indicative of cash provided or used by operating activities and exclude the effects of certain operating, capital and financing costs and may differ from comparable information provided by other companies, and they should not be considered in isolation, as an alternative to, or more meaningful than measures of financial performance determined in accordance with US generally accepted accounting principles.  These financial performance measures are commonly used in the industry and are presented because NTELOS believes they provide relevant and useful information to investors.  NTELOS utilizes these financial performance measures to assess its ability to meet future capital expenditure and working capital requirements, to incur indebtedness if necessary, and to fund continued growth.  NTELOS also uses these financial performance measures to evaluate the performance of its business, for budget planning purposes and as factors in its employee compensation programs.

Special Note Regarding Forward-Looking Statements
Any statements contained in this presentation that are not statements of historical fact, including statements about our beliefs and expectations, are forward-looking statements and should be evaluated as such.  The words
"anticipates," "believes," "expects," "intends," "plans," "estimates," "targets,"
"projects," "should," "may," "will" and similar words and expressions are intended to identify forward-looking statements.  Such forward-looking statements reflect, among other things, our current expectations, plans and strategies, and anticipated financial results, all of which are subject to known and unknown risks, uncertainties and factors that may cause our actual results to differ materially from those expressed or implied by these forward-
looking statements.  Many of these risks are beyond our ability to control or predict. Because of these risks, uncertainties and assumptions, you should not place undue reliance on these forward-looking statements.  Furthermore, forward-looking statements speak only as of the date they are made.  We do not undertake any obligation to update or review any forward-looking information, whether as a result of new information, future events or otherwise.

Special Note Regarding Forward-Looking Statements (cont.)
Important factors with respect to any such forward-looking statements, including certain risks and uncertainties that could cause actual results to differ from those contained in the forward-looking statements,
proposed separation may be outweighed by possible negative effects of the proposed separation on either NTELOS's or The New Wireline Company's business operations or financial performance.
and intense competition in the telecommunications industry; adverse economic conditions;
operating and financial restrictions imposed by our senior credit facility; our cash and capital requirements; declining prices for our services; the potential to experience a high rate of customer turnover; our dependence on our affiliation with Sprint Nextel ("Sprint");
a potential increase in our roaming rates and wireless handset subsidy costs; the potential for Sprint to build networks in our markets; federal and state regulatory fees, requirements and developments; loss of our cell sites; the rates of penetration in the wireless telecommunications industry; our reliance on certain suppliers and vendors; and other unforeseen difficulties that may occur.  These risks and uncertainties are not intended to represent a complete list of all risks and uncertainties inherent in our business, and should be read in conjunction with the more detailed cautionary statements and risk factors included in our SEC filings, including our Annual Reports filed on Forms 10-K.
These risks also include but are not limited to: rapid development include the risk that the anticipated benefits from the

Strategic Rationale for Separation

Positioned as leading independent
rural / regional carrier
Participate in future industry
consolidation / competitive
rationalization
New growth opportunities
Organic and acquisitive
Enhances
Strategic
Flexibility
Wireless Wireline
Focus on wireless substitution for
voice / data / video
LTE investment
Expand wholesale business
Further expand service offerings
Leverage position as carriers’ carrier
in region
Enhances
operational
Initiatives
Optimize capital structures to reflect growth expectations of respective businesses
Create opportunity to revisit optional dividend policy
More effectively structure employee compensation
Offer investors “pure play” investment opportunity
Enhances
Financial
Returns
Two distinct assets with different opportunity sets

Transaction Summary
Tax-free spin-off of NTELOS wireline to stockholders of NTELOS Holdings Corp
Exchange ratio to be determined prior to separation
The New Wireline Company to be publicly traded
Tax Treatment
Tax free distribution for Federal income tax purposes
Anticipated Capital Structures/Financing
Wireless—3.25x leverage or less (comply with existing covenants)
Wireline—approximately 3.00x  leverage
Financing to be arranged prior to separation
Intercompany Relationship
Transition services agreement (two years)
Other long-term contracts; as needed
Required Approvals
IRS determination, SEC, FCC and state regulatory commissions
Timings
Separation expected to be completed in second half of 2011
Transaction Overview

PA
MD
OH
WV
KY
VA
TN
NC
Charleston
Huntington
Charlottesville
Richmond
Lynchburg
Roanoke
Newport News
Hampton
Norfolk
Virginia Beach
Portsmouth
Chesapeake
Strategic Network Alliance Area (Wholesale)
Current NTELOS Coverage

Separation Focuses Wireless Growth Strategy
($ in millions)
(1) As of September 30, 2010 or for the twelve months ended September 30, 2010.
(2) Excludes unallocated other costs and incremental expenses and adjustments expected to be associated with the separation.
•
Average of 23.0 MHz of spectrum
•
5.6 million covered POPs
•
434K
(1)
retail subscribers
•
Data ARPU growth of 37% driven by EV-DO
upgrade and expanded prepay data offerings
•
Wholesale revenues (primarily Sprint Nextel
agreement) of $113 million
•
37% YTD Adjusted EBITDA margin
(1)(2)
•
Adjusted EBITDA less CAPEX, or free cash flow,
of $110.7
(1)(2)
•
Projected post separation debt to adjusted
EBITDA ratio will be 3.25 to 1, or less
Wireless ($406M Revenue / $149M Adj. EBITDA)
(1) (2)

nTelos/FiberNet
Network Map
PA
OH
WV
MD
VA
KY
TN
NC
Erie
Meadville
Oil City
Youngstown
Mercer
Butler
Pittsburgh
Greensburg
Washington
Uniontown
Wheeling
Columbus
Clearfield
State College
Altoona
Johnstown
Carlisle
Chambersburg
Hagerstown
Martinsburg
Frederick
Tuscarora
Winchester
Leesburg
Ashburn
Washington DC
Warrenton
Culpeper
Madison
Harrisonburg
Staunton
Waynesboro
Charlottesville
Lexington
Lynchburg
Richmond
Farmville
Danville
South Boston
Greensboro
Morgantown
Oakland
Fairmont
Clarksburg
Marietta
Parkersburg
Ravenswood
Spencer
Sutton
Point Pleasant
Ironton
Ashland
Huntington
Charleston
Summersville
Webster Springs
Montgomery
Logan
Lewisburg
Beckley
Covington
Princeton
Pineville
Bluefield
Blacksburg
Radford
Christiansburg
Salem
Roanoke
Troutville
Rocky Mount
Tazewell
Wytheville
Martinsville
Abingdon
Bristol
Kingsport
Johnson City

Wireline Separation: Catalyst for Proven Growth Strategy as a
Regional High Speed Data Provider
($ in millions)
•
Competitive Segment
•
Commercial or Institutional
Healthcare
Government
Education
Regional Banking
•
18% YoY growth in strategic broadband and
video services
•
5,700 route-mile fiber network
•
Acquisition of FiberNet closed 12/1/10
•
RLEC - Growth in Data and Video
•
98% DSL coverage with 6 MB speed
•
23% IPTV penetration of homes passed with fiber;
30%-35% penetration of neighborhoods available
over 18 months
•
Adjusted EBITDA less CAPEX, or free cash flow, of
$56M
•
Projected post separation debt to adjusted EBITDA
ratio to be approximately 3.00 to 1
Wireline ($214M Revenue / $105M Adj. EBITDA)
(1)(2)
(1) As of September 30, 2010 or for the twelve months ended September 30, 2010.
(2) Excludes unallocated other costs and incremental expenses and adjustments expected to be associated with the separation.

Management
Wireless
Support Functions*
Wireline
Operations
*Support Functions provided to the new wireline company under transition services agreements for up to two years
James A. Hyde
Chief Executive Officer
James A. Hyde
Chief Executive Officer
Michael B. Moneymaker
Chief Financial Officer
Mary McDermott
SVP, Legal & Regulatory
Frank L. Berry
Chief Operating Officer
Conrad J. Hunter
Chief Operating Officer
Robert McAvoy
SVP, Engineering
Rob Cale
VP, Marketing
David Coats
VP, Customer Care
Jeff Wilson
VP, Sales
Ken Boward
VP, Accounting
Duane Breeden
VP, IT
Craig Highland
VP, Tax & Development
Joe Leigh
VP, HR
Dave Keller
SVP, Sales & Marketing
Glen Butler
VP, Engineering
Operations

Adjusted EBITDA Reconciliation
($ in millions)
Last 12 months ended:
Wireless September 30, 2010
Operating Income $89
Depreciation and Amortization 58
Voluntary Early Retirement  and Workforce Reduction Plans 2
Adjusted EBITDA $149
Wireline
Operating Income $44
Depreciation and Amortization 31
NTELOS Reported Adjusted EBITDA $75

$105
Plus: Historical Allegheny and FiberNet adjusted EBITDA